Coda Octopus Group, Inc.

World Leader in Sound Underwater Technology

Corporate Presentation

B. Riley Institutional Investor Conference May 23, 2018

Forward-Looking Statements

This presentation contains forward-looking statements concerning Coda Octopus Group, Inc. within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include, without limitation, statements regarding the Company's expectations for the growth of the Company's operations and revenue. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, customer demand for our products and market prices; the outcome of our ongoing research and developments efforts relating to our products including our patented real time 3D solutions; our ability to develop the sales force required to achieve our development and other examples of forward looking statement set forth in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on January 30, 2018. Coda Octopus Group, Inc. does not undertake, and specifically disclaims any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Coda Octopus Group
Brief Overview

NASDAQ: CODA	As of May 16, 2018
Market Cap	$41.82 MM
Shares Outstanding	10.42 MM
Public Float	2.89 MM
% Officers & Directors	1.50%

- Established business with strong pedigree in marine products and defense engineering:
  - ***Products Business***
    - **Market leader in real-time 3D** imaging sonar technology for multiple subsea applications. World's only real-time 3D sonar technology – "seeing both static and moving objects and measuring in real time in zero visibility conditions underwater"
  - ***Engineering Businesses***
    - **Long-established relationships with U.S. and UK Defense Primes**, such as Raytheon, Northrop and BAE, with a number of proprietary parts for significant programs such as Phalanx® CIWS, yielding long-tail recurring and growing revenues
- Strong culture of IP ownership in products segment and sole supplier status by engineering segment
- Near-term catalysts for additional growth across both business segments

Coda Octopus Group

Financial Snapshot

	FY 2015	FY 2016	FY 2017	Q1 2018
Revenues	$19,234,396	$21,118,319	$18,025,173	$3,050,557
Net Income (Loss)	$1,070,291	$4,930,548	$3,339,663	$(167,939)
EBITDA	$2,523,284	$6,520,113	$4,887,680	154,979
Earnings (Loss) per share – basic	$0.16*)	$0.60*)	$0.37	$(0.02)

*) In January 2017, we effected a one for fourteen reverse split of our issued and outstanding common stock.

What Sets Coda Apart: Real-time 3D Imaging Sonar
Seeing & Measuring in Real Time in Zero Visibility Conditions Underwater

Echoscope® 3D Product Line
See 3D Image Gallery at www.codaoctopusgroup.com/image-gallery


WARNING!
Echoscope
Echoscope

Echoscope® XD

Echoscope® Standard

Echoscope4G® SURFACE

Echoscope® C500



3D Product Line
Competing Technology is No Comparison

Echoscope4G® Surface
Echoscope®
Echoscope® XD
Echoscope® C500



Echoscope ® Real-Time 3D Imaging **AND** Real-Time Mapping – See the shadows disappear
Client deliverables completed instantaneously



3D Multibeam

Produces static map after hours or days of processing

NO Real-Time Image

OR



2D Imaging

Produces 2D real-time image with no depths

NO Mapping

See 3D Image Gallery at www.codaoctopusgroup.com/image-gallery

3D Product Line
What is the key USP?

Echoscope4G® Surface
Echoscope®
Echoscope® XD
Echoscope® C500

Single Sensor, Multi-Application, for Vision, Mapping and Measurement


3D Camera Mode – unique


3D Complex Mapping – no post-processing

See 3D Image Gallery at www.codaoctopusgroup.com/image-gallery

3D Product Line

Delivering on Everyday Challenges Subsea

Echoscope4G® Surface
Echoscope®
Echoscope® XD
Echoscope® C500

Oilfield Disaster Recovery



- Survey & mapping of complex 3D 'Tendons' enabling fast and effective removal
- Conventional techniques ineffective and displaced

Complex Asset Placement – Alaska Monopod Installation


SAL



- Four Echoscopes® used to provide real-time visualization of landing site and control stabilization for crane operators
- Software 'models' provided real-time indication of distance and alignment with landing interface
- Conventional positioning techniques ineffective and displaced

3D Product Line

Delivering on Everyday Challenges Subsea

Mineral Mining – Diamonds



- Operator can "see" exactly where each cut has taken place
- No overlapping of cuts
- Significant productivity benefit

Marine Construction - Breakwaters



- Echoscope® is the No. 1 preferred solution for subsea placement
- Crane operator can "**see**" and "**track**" and "**place**" the moving block underwater
- Complete scene awareness for operators, engineers and owners
- Construction deliverable sign off using our technology

3D Product Line – 4th Generation Series

Initial Product Release Echoscope4G® SURFACE

- ✓ Launched January 2018
- ✓ Competitively Priced
- ✓ Designed for small vessel and shallow water ROV and AUV
- ✓ 50% Lighter
- ✓ 40% Smaller
- ✓ Requires 30% less power than 3G products



CodaOctopus
SURFACE

Designed for rapid lightweight deployment and optimum real-time 3D imaging, mapping and performance in shallow water operations.

Surface's product applications range from Law Enforcement, Port and Harbor Security to Marine Breakwater Construction



See Live Operations of Surface

Visit 3D Image Gallery at www.codaoctopusgroup.com/image-gallery



Strong Culture of IP & Total Product Package

Marine Products Business

- Patents cover the spectrum of software and hardware capabilities of Coda Octopus Group's unique real-time 3D technology
- Proprietary hardware and software are the complete system; components do not function independently
- Further de-risked by trade-secret optimization techniques

USPTO No.	Patent Title
6,438,071	Method for producing a 3D image
6,532,192	Subsea positioning system and apparatus
7,466,628	Method of constructing mathematical representations of objects from reflected sonar signals
7,489,592	Patch test for 3D sonar data
7,898,902	Method of representation of sonar images
8,059,486	Method of rendering volume representation of sonar images
8,854,920	Volume rendering of 3D sonar data
9,019,795	Method of object tracking using sonar imaging


HARDWARE
Real-time 3D Sonar
Motion IMU
External Sensors
8 GB Per Second Patented Algorithm
SOFTWARE
Moving Images, Mosaiced Images
Moving 3D Models, Moving 3D Images
Tracked Objects, Domain Specific, Market Directed
3D Image
SOFTWARE
Patented Rendering
Patented Volume Rendering
Patented Tracking, Simplification
Integration

Customers
Marine Products Business

Coda Octopus Products

End-user Customers:
Shell
BP
Chevron
Exxon Mobil
NPCC

Service Providers:
Technip
Oceaneering
Fugro
Van Oord
Boskalis
Utec
Jan de Nul

Others:
De Beers (Mining)
Penta Ocean
Toya Corporation
Toa Corporation
Deep Ocean

Military & Defense:
30 US Ports & Law Enforcement Bodies - FBI and sheriff offices
US Navy
US Coast Guard
South Korean Navy
Lockheed Martin - Marlin AUV

Key Markets

Marine Products Business

Marine and Port Construction, Renewables, Defense, Security and Law Enforcement, Research, Educational Institutions and Oil & Gas

- Dive Inspection Support
- Breakwater Construction
- Channel Route Clearance
- Complex Survey and Inspection
- Subsea Intervention
- Completions & Tie Back














- Critical Asset Inspection
- Recovery & Salvage
- Dredging & Rock Dumping
- AUV & ROV Inspection
- Cable Survey and Installation
- Placement & Landing

Coda Real-Time 3D Technology

Delivering Significant Performance Gains

Sample Echoscope® Project ROI Snapshots:

Van Oord Port Construction Project
Placement of some 24,000 CORE-LEC armour units
Record production rates of up to 200 blocks placed per day
Cost Saving: Priceless
Duration: 1 – 2 years

ZADCO Sleeper Placement
Was: 4 sleepers placed in 12 hrs. Now: 76 sleepers in 24-hour shifts
Productivity: > 3,000%
Cost Saving: > $3 million
Duration: 3 - 6 months

DEME Rock Dumping
Zero visibility and accurate placement required
Productivity: > 100%
Cost Saving: > $1m
Duration: 6 days

UTEC Oilfield Development
Zero visibility conditions for asset placement and pipe lay
Productivity: > 100%
Cost Saving: priceless
Duration: 3 months

Technip / Shell
Echoscope used in zero visibility saving significant NPT
Productivity: > 100%
Cost Saving: > $2 million
Duration: 6 months

- ✓ Improved process with faster deliverables to client
- ✓ Reduced project costs including Non-Productive Time
- ✓ Complete end-to-end workflow to capture, measure and document
- ✓ Increased safety and awareness
- ✓ Improved Quality Control
- ✓ Simplified subsea tasks
- ✓ Deskilling a number of tasks

Key Growth Market

Defense, Navy Activities, Law Enforcement and Coast Guards

All activities have one recurring theme: **Real-Time Decision Making**

- Search and Rescue and Recovery Missions
- Asset Identification and Reacquisition
- See and Identify targets and hazards
- Record and Map to gather intelligence and analyze threats and hazards before committing higher value assets
- Obstacle Avoidance for manned and unmanned missions
- Route Clearance Survey for foreign ports
- Real Time Surveillance
- Ship Hull Scanning
- Diving Applications
- Port and Harbour Security
- Mine and threat location and identification
- Front end threat identification (landings, special forces incursion)

Unique technology to manage in real time subsea threats


BOEING
Echo Voyager




Growth Catalysts

Marine Products Business

- Fourth Generation (4G) of Coda Octopus's proprietary, industry-leading real-time 3D sonar technology in development
- Goal: Standardize proprietary real-time 3D imaging sonars in different form factors across existing and new subsea markets
- Positioned to increase market share
- Defense Market is significant opportunity; Addressable Market is estimated at $4.5B
- 18-month product rollout across applications; first product launched January 16, 2018

Coda Octopus Colmek

Engineering Business



Customized Rugged Solutions
Software Engineering
Mission Critical Integrated Systems
Complete Product Lifecycle Development
Mechanical Engineering
Advanced Signal Processing
Electronic Design
Obsolesence Management of Legacy Defense Products

Key Markets
Coda Octopus Colmek - Engineering Business

Sub-contractor to U.S. DoD


Phalanx® Close-in Weapon System (CIWS)


UAV/AQS-24 –
Mine Hunting System


AN/AQS-24 –
Mine Hunting System


SeaRAM

Thermite®


PWR

Customers

Coda Octopus Colmek - Engineering Business

NORTHROP GRUMMAN

Raytheon

ORBCOMM

BOEING

LOCKHEED MARTIN

DEPARTMENT OF THE NAVY · UNITED STATES OF AMERICA

U.S. ARMY

U.S. AIR FORCE

UNITED STATES COAST GUARD 1790

GENERAL DYNAMICS

TEXTRON

NORTH AMERICAN COAL CORPORATION

sierra nevada

Endeavor ROBOTICS™

Growth Catalysts

Coda Octopus Colmek - Engineering Business

- Thermite®: Next Generation Product Line Extension for additional growth
  - Colmek's rugged, configurable, versatile, high performance mission computer
  - Goal: Deliver new standard of field mobility to established Thermite® customer base
  - Technical refresh underway
  - Multiple Defense applications:
- Man-worn robotic and backpack-worn
  - Manned/unmanned vehicles: airborne, land-based, maritime
- Product rollout of next generation of Thermite® family of rugged embedded computers
  - *Octal* – initial next-gen Thermite® technical refresh completed and now being promoted, including customer trials
- Expect this product line to add $3 - $7M to Colmek's revenues annually

See customer product application at https://www.youtube.com/watch?v=h9g6vMRb-5I *Endeavor Robotics® is a significant customer for Thermite®*

Coda Octopus Martech
Engineering Business


Fire Sprinkler Watchdog
Martech
Product Design and Manufacturing
Software Engineering
Subsea and Harsh Environment Design
Complete Product Lifecycle Development
Mechanical Engineering
Test, Instrumentation and Control
Electronic Design
Obsolescence Management of Legacy Defense Products

Customers

Coda Octopus Martech – Engineering Business

Global Defense and Marine Products

- Same model as Colmek
- Situated Portland, Dorset, UK
- Defense Customers
- Marine Business products
- Increasing customer base

BAE SYSTEMS

THALES

SIEMENS

Honeywell

ATLAS ELEKTRONIK

babcock

GKN

GRUNDFOS

AMSAFE

Coda Octopus Group

Operations


Coda Octopus Products Ltd
Edinburgh, Scotland (UK)
35
Coda Octopus Colmek Inc.
Salt Lake City, UT (USA)
40
Coda Octopus Martech Ltd.
Portland, Dorset (UK)
35
Coda Octopus Group Inc.
& Coda Octopus Products Inc.
Orlando, FL (USA)
4
Coda Octopus Products Pty Ltd.
Perth (Australia)
1
Marine Technology
40
Engineering
75

Coda Octopus Group
Management

Annmarie Gayle, LL.B, LLM – Chief Executive Officer and Chairman – Denmark

Ms. Gayle has been our CEO and a member of the Board of Directors since 2011. She has also been the CEO of our flagship Products Business since 2012. Prior thereto, she spent two years assisting with the restructuring of our Company. She previously served with the Company as Senior Vice President of Legal Affairs between 2006 and 2007. Earlier in her career she worked for a major London law practice, the United Nations and the European Union. Ms. Gayle has a strong background in restructuring and has spent more than 12 years in a number of countries where she has been the lead adviser to a number of transitional administrations on privatizing banks and reforming state-owned assets in the CEE countries including banking, infrastructure and telecommunications assets. Ms. Gayle has also managed a number of large European Union funded projects. Ms. Gayle holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practice as a solicitor in England & Wales.

Michael Midgley – Chief Financial Officer; Chief Executive Officer of Coda Octopus Colmek, Inc. – U.S.

Mr. Midgley has been our CFO since December 2017, following his tenure as our acting CFO since 2013. Mr. Midgley also serves as Chief Executive Officer of Coda Octopus Colmek, Inc. since 2010, which he joined in 2008. Mr. Midgley's 42-year career spans business, accounting and finance in many industries. He is an expert in data mapping and conversion to JD Edwards World General Accounting software, and previously had his own CPA practice specializing in SEC and Tax practice areas, as well as worked for a regional accounting firm. He was President and CFO of Covol Technologies, Inc., 1991-1995, and CFO of Human Affairs Inc., 1986-1991. Mr. Midgley is a qualified CPA in the state of Utah, and attended the University of Utah where he obtained a BA in Accounting.

Coda Octopus Group
Management (Cont'd)

Blair Cunningham – President of Technology; Chief Executive Officer of Coda Octopus Products, Inc. – U.S.

Mr. Cunningham has been with the Company since July 2004 and has had a number of roles including his current position of President of Technology and CEO of Coda Octopus Products, Inc., CTO of Coda Octopus Group, Inc. since 2005 and Senior Vice President of Products Division between July 2004 and July 2005. Earlier in his career he worked for several firms as a systems analyst and developer. Mr. Cunningham has a strong background in technology development, design and large-scale software development with a key focus on process efficiency and end-user experience. Mr. Cunningham received an HND in Computer Science in 1989 from Moray College of Further Education, Elgin, Scotland. Because of Mr. Cunningham's expertise in technology and delivery of large scale software projects, the Company believes that he is highly qualified to serve in his current roles.

Coda Octopus Group
Board of Directors

Annmarie Gayle – Chairman of the Board and Chief Executive Officer – Denmark

Ms. Gayle was appointed Chairman of the Board in March 2017, and previously served as a Director since 2011. Additionally Ms. Gayle has been the Group CEO since 2011; assisted with the restructuring of the Company, 2009-2010, and served as SVP of Coda's Legal Affairs, 2006-2007. Earlier in her career she worked for a major London law practice, the United Nations and the European Union. Ms. Gayle has a strong background in restructuring and has spent more than 12 years in a number of countries where she has been the lead adviser to a number of transitional administrations on privatizing banks and reforming state-owned assets in the CEE countries including banking, infrastructure and telecommunications assets. Ms. Gayle has also managed a number of large European Union funded projects. Ms. Gayle holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practice as a solicitor in England & Wales.

Chuck (Francis) Rogers – Director – U.S.

Mr. Rogers has been a member of Coda's Board of Directors since July 2016. Since 2014, he has been affiliated with Score and KMDR, LLC, a California-based financial and business consultancy firm. Mr. Rogers was President and CEO of three diverse businesses, 1998-2014, including the ASC Group, Inc., an electronics systems integrator serving the defense and aerospace market worldwide. He holds a B.S. in Ceramic Engineering from Alfred University and an M.A. in Economics and Finance from St. Mary's University. Mr. Rogers serves as the Chair of the Board's Nominating Committee and as a member of its Audit Committee.

Michael Hamilton – Director – U.S.

Mr. Hamilton served as Coda's Chairman of the Board, June 2010-March 2017, and continues to serve as a Director. Since 2014, Mr. Hamilton has provided accounting and valuation services for a varied list of clients. His career includes serving as Senior Vice President of Powerlink Transmission Company, 2011-2014, and audit partner at PriceWaterhouseCoopers, 1988-2003. He holds a B.S. in Accounting from St. Frances College and is a Certified Public Accountant and is accredited in business valuation. Mr. Hamilton serves as the Chair of both the Board's Audit Committee and Compensation and Governance Committee, and as a member of its Nominating Committee.

Mary M. Losty – Director – U.S.

Ms. Losty has been a member of Coda's Board of Directors since July 2017. Ms. Losty is a private investor in both U.S. equities and real estate. Her career includes serving as a Partner at Cornwall Asset Management LLC, a U.S. portfolio management firm, where she was responsible for the firm's investment in numerous small- to medium-cap emerging growth companies, 1998 -2010. She was portfolio manager at Duggan & Associates, 1992 -1998, and an equity research analyst at Kimelman & Company, 1990-1992. Previously, she worked at Morgan Stanley & Co. and was the top aide to James R. Schlesinger, a five-time U.S. cabinet secretary. Former Board director positions include Procera Networks, Inc., 2007-2015, and Blue Earth, Inc., formerly Genesis Fluid Solutions Holdings, 2009-2011. Ms. Losty received her J.D. from Georgetown University Law Center and her B.S. from Georgetown University's School of Foreign Service. Ms. Losty serves on the Board's Audit and Nominating Committees.

Nina N. Hoque – Director – UK

Ms. Hoque has been a member of Coda's Board of Directors since June 2017. Ms. Hoque has served as a finance and corporate lawyer for 26 years. Her background includes significant corporate and commercial legal transactions, including major transportation infrastructure projects globally. She founded Hoque Consulting, a London-based firm that provides legal counseling for financial institutions and commercial enterprises, in 2009. Ms. Hoque holds an LL.M. from Georgetown University Law Centre and an LL.B. from Osgoode Hall Law School, York University, in North York, Ontario. Ms. Hoque serves as a member of the Board's Audit Committee.

Per Wimmer – Director – Denmark

Mr. Wimmer has served as a Director since May 2017. With a career background in investment finance, Mr. Wimmer currently heads Wimmer Financial LLP, a London-based merchant bank/corporate advisory firm which he founded in 2007, specializing in natural resources (mining, oil and gas, and green energy), real estate, infrastructure, aviation, shipping and project debt financing. He also heads Wimmer Family Office, a family office investment firm. Mr. Wimmer holds a Master of Public Administration and the Don K. Price Award from Harvard University with emphasis on business, finance and international relations. He also holds a Master of Laws degree from University of London and B.A./M.A. degrees in law from University of Copenhagen. Mr. Wimmer serves as a member of the Board's Nominating Committee.

Coda Octopus Group, Inc.

World Leader in Sound Underwater Technology

NASDAQ: CODA

www.codaoctopusgroup.com

Investor Relations: MDC GROUP
Contact: David Castaneda
(414) 351-9758 | IR@codaoctopus.com